UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2012

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure

On February 24, 2012, United Rentals, Inc. (the “Company” or “United Rentals”) announced that its subsidiary, UR Financing Escrow Corporation (“UR Financing”), priced offerings of senior unsecured notes and senior secured notes to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S under the Securities Act. The Company had previously announced a proposed offering of an aggregate amount of $1,550 million of senior unsecured notes and an aggregate amount of $650 million of senior secured notes and the aggregate offering size was increased to an aggregate amount of $2,075 million of senior unsecured notes and an aggregate amount of $750 million of senior secured notes. In the offering documents distributed to potential investors in connection with the offerings, the Company disclosed the following information:

Use of Proceeds

A copy of United Rentals’ use of proceeds disclosures related to the notes offerings and the acquisition of RSC Holdings Inc. (“RSC Holdings”) is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Capitalization

A copy of United Rentals’ supplemental pro forma capitalization disclosures related to the notes offerings and the acquisition of RSC Holdings is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 8.01.             Other Events

On February 24, 2012, United Rentals issued a press release announcing that its subsidiary, UR Financing, priced offerings of $1,325 million aggregate principal amount of its 7.625% senior unsecured notes due 2022, $750 million aggregate principal amount of its 7.375% senior unsecured notes due 2020 and $750 million aggregate principal amount of its 5.75% senior secured notes due 2018. Each series of notes will be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States in accordance with Regulation S under the Securities Act.

This notice does not constitute an offer to sell or the solicitation of an offer to buy securities. The notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein and filed for the purpose of complying with Rule 135c under the Securities Act.

Participants in Solicitation

United Rentals, RSC Holdings and their respective directors and executive officers and certain members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of United Rentals and RSC Holdings in connection with the proposed merger of United Rentals and RSC Holdings. Information about the directors and executive officers of United Rentals and their ownership of United Rentals common stock is set forth in the proxy statement for the United Rentals 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 31, 2011. Information about the directors and executive officers of RSC Holdings and their ownership of RSC Holdings common stock is set forth in the proxy statement for the RSC Holdings 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed merger may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the Merger or related transactions, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. All forward-looking statements included in this document are based upon information available to United Rentals and RSC Holdings on the date hereof, and neither United Rentals nor RSC Holdings assumes any obligation to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission (“SEC”) as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the Merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals and RSC Holdings. Neither United Rentals nor RSC Holdings gives any assurance that it will achieve its expectations or assumes any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the “Risk Factors” sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits.

99.1              Press Release of United Rentals, Inc dated February 24, 2012.

99.2              Use of Proceeds Disclosure

99.3              Pro Forma Capitalization Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc.
99.2	Use of Proceeds Disclosure
99.3	Pro Forma Capitalization Table